28 July 2023 2Q/1H 2023 Results Presentation Rome

2 © 2022 Leonardo - Società per azioni Agenda 2Q/1H23 Results • Key messages Roberto Cingolani, Chief Executive Officer • Financial review Alessandra Genco, Chief Financial Officer • Q&A • Sector results • Appendix

3 © 2022 Leonardo - Società per azioni • Leader across Helicopters and Defence Electronics • Key player in international cooperation programmes • Well positioned in key domestic markets • Leading portfolio offering across the businesses • Solid H1 performance; reconfirming FY guidance CEO Introduction A great knowledge-based company with strong market position Confirmed key pillars for creating value, deleveraging and improving cash flow generation … …but this is also the right moment to think about the future 2Q/1H23 Results

4 © 2022 Leonardo - Società per azioni • Changing nature of the conflict as demonstrated by the war in Ukraine • Bytes instead of bullets • Concept of conventional defence evolving into National Security • Leonardo’s technology leadership to be boosted and accelerated to adapt to global changes underway Leonardo's product portfolio and the company positioning in the international geopolitical scenario will have to evolve A new era of defence Understanding how to best support our clients in fulfilling their future needs 2Q/1H23 Results

5 © 2022 Leonardo - Società per azioni Building the Leonardo of the future Evolving product portfolio and positioning to meet geopolitical developments and technological transformation An innovative and agile business that is strongly positioned for growth New era of defence and technological transformation Understanding customer needs in 10 years from now Geopolitical and strategic positioning Leaner and stronger organisation Products/technologies for the future • More international • Leveraging existing strong businesses • Expanding into complementary and synergistic businesses • Complementary and strong Leadership Team in place • New Co General Manager • Clear strategy of attraction, retention, and development of talent • Massive digitalization to boost core products • Supporting communities to face global changes • Stronger and more focused R&D activities 2Q/1H23 Results

Reinforcing and strengthening the core products

More recurrent revenues, higher margins and low capex requirements



STRATEGIC PRODUCTS & SERVICES
WORKING ON THE FUTURE
AW169
AW139
AW189
SIMULATORS
NEW ADVANCED SERVICES
FAST ROTORCRAFT
RUAV
NEW GENERATION HELICOPTER
JSF F-35
EUROFIGHTER
INTERNATIONAL FLIGHT TRAINING SCHOOL
M-345
M-346
EUROMALE
GCAP
COMMUNICATIONS SYSTEM
RADAR
ONBOARD AVIONICS
OPTRONIC SYSTEMS
A321
B787
A321
VERTICAL
Cyber security and resilience embedded for the entire product life
Connectivity
Big Data & Advanced Analytics
Services from satellites
SERVITIZATION

List of products is not exhaustive

© 2022 Leonardo - Società per azioni

2Q/1H23 Results
6

Making Space and Cyber strategic priorities

SPACE

- Total market value of ~$350bn (~70% services and Ground equipment)
- Estimated to reach a value of ~ $1tn in the next decade

LEONARDO TODAY

- Operates through JVs and Electronics Division
- Present in the main space programmes (e.g. Prisma, Copernicus, Galileo, …)

OUR ROADMAP

- Leverage key assets to strengthen the offer of value-added services
- Work on application domain of new technologies
- Drive growth through digital transformation

CYBER

- Cumulative market value of **~ €700bn** between 2024-28
- Estimated segment growth of 8% CAGR 2024-2028

LEONARDO TODAY

- 4 capabilities: Secure Cloud & Data Valorisation, Global Monitoring & Transportation, Secure Communications, Cyber Security & resilience

OUR ROADMAP

- Upgrade existing products with a cyber by design approach over the entire lifecycle
- Natively embed Cyber in new programs
- Address evolving defence and institutional customer needs
- Serve civil markets leveraging secure cloud and data valorisation platforms

© 2022 Leonardo - Società per azioni
7
2Q/1H23 Results

8 © 2022 Leonardo - Società per azioni Key takeaways 1. Strengthening the core business 2. Making the organisation more efficient 3. Optimising the product portfolio 4. Growing international presence 5. Improving cash generation and profitability through new high-tech service based products 6. More focused R&D to drive our transformation in an evolving environment 7. Targeting new business in Space and Cyber security domains helping to ensure increased cash conversion 2Q/1H23 Results This will be presented in the New Strategic Plan, to be delivered at the beginning of 2024

9 © 2022 Leonardo - Società per azioni Agenda • Key messages Roberto Cingolani, Chief Executive Officer • Financial review Alessandra Genco, Chief Financial Officer • Q&A • Sector results • Appendix 2Q/1H23 Results

10 © 2022 Leonardo - Società per azioni 1H 2023 Highlights 2Q/1H23 Results 1) Adjusted perimeter to exclude the contribution of Global Enterprise Solutions 1H2022A 1H2022 Adj.1 1H2023 ORDERS (€bn) 7.3 7.2 8.7 +21.4% REVENUES (€bn) 6.6 6.5 6.9 +6.4% EBITA (€mln) 418 407 430 +5.7% FOCF (€mln) -962 -973 -517 +46.9% NET DEBT (€bn) 4.8 4.8 3.6 -24.1% • Strong commercial activity • Continued strong demand for our products driving top line growth • Solid profitability across all divisions • Stepping up FOCF • Confirming deleveraging path % Δ1

Order Intake

Commercially strong, reflecting continued strength of defence-governmental business

	€ mln	Δ % YoY	
1H2022A*	7,161		
HELICOPTERS	2,805	+28.5%	18 AW169M LUH for Austria; 3 AW159 MLU; AW101 export; 13 MH-139 for the US Air Force; other civil orders
ELECTRONICS EUROPE	3,045	+19.9%	Growing across all business areas. ECRS Mk2 for UK RAF, C2 Capabilities in Italy, defense systems and logistic support for Philippines, Joint Operational Command of the Joint Forces (JOC-COVI) in Cyber
LEONARDO DRS	1,339	+15.6%*	Integrated electric propulsion components for Columbia-class and infrared countermeasures for the US Armed Forces
AIRCRAFT	1,497	+0.5%	2 C-27J export orders, EFA logistic support and further orders for JSF
AEROSTRUCTURES	225	+42.4%	Mainly driven by new orders for ATR and B787; Airbus orders slightly decreasing
ELIMINATIONS & OTHER	-220		
1H2023A**	8,691	+21.4%	

* Adjusted perimeter to exclude the contribution of Global Enterprise Solutions

** Including ca. €44 mln of negative forex

11
2Q/1H23 Results
© 2022 Leonardo - Società per azioni

Revenues

Solid performance confirming growth path

	€ mln	Δ % YoY	
1H2022A*	6,480		
HELICOPTERS	2,160	+2.4%	Increase due to dual-use models, CS&T despite expected lower contribution from NH90 Qatar
ELECTRONICS EUROPE	2,198	+4.2%	Growing volumes in all business areas, mainly in Cyber and Defense Systems
LEONARDO DRS	1,107	+6.8%*	Increase on the IM-SHORAD and MFoCS programmes
AIRCRAFT	1,348	+6.9%	Mainly driven by Euromale and JSF
AEROSTRUCTURES	327	+39.7%	Driven by ATR and B787 production rate increase
ELIMINATIONS & OTHER	-246		
1H2023A**	6,894	+6.4%	

* Adjusted perimeter to exclude the contribution of Global Enterprise Solutions

** Including ca. € 30 mln of negative forex

© 2022 Leonardo - Società per azioni

2Q/1H23 Results 12

EBITA and Profitability

Improving Profitability

	€ mln	RoS	Δ % YoY	
1H2022A*	407	6.3%		
HELICOPTERS	157	7.3%	+4.0%	Solid performance driven by top-line growth
ELECTRONICS EUROPE	225	10.2%	+7.1%	Confirming strong profitability in core divisions
LEONARDO DRS	84	7.6%	-9.7%*	Lower profitability, as expected, due to business mix. 1H22 Columbia-Class profit step up
AIRCRAFT	160	11.9%	+6.7%	Strong profitability driven by EFA
AEROSTRUCTURES	-72	-22.0%	+18.2%	Higher asset utilisation from increased production volumes
ATR	-5	n.a.	n.m.	Lower contribution due to a one-off customer settlement in 1H22
SPACE	2		n.m.	Substantially flat YoY. Positive trend in Service. Manufacturing affected by Telco Business. Continued to be impacted by production delays due to persistent supply chain tension.
CORPORATE & OTHER	-121		-9.0%	
1H2023A**	430	6.2%	+5.7%	

* Adjusted perimeter to exclude the contribution of Global Enterprise Solutions

** Including ca. € 3 mln of negative forex

13

2Q/1H23 Results

© 2022 Leonardo - Società per azioni

14 © 2022 Leonardo - Società per azioni From EBITA to Net Result Solid bottom line +5.7%* YoY +1.7% YoY 1H 2023A • Net Result impacted by higher financial expenses due to increasing rates and the performance of non strategic equity accounted JVs (in 1H22 financial expenses benefitted from fair value gains on FX hedges), higher income taxes also reflecting tax paid on dividend distribution within the Group and from JVs, and the gain for the disposal of ATM business in US -22.1% YoY € m ln 1H 2022A • Stepping up cash flow : 1H 2023 FOCF at € - 517 mln, up 46.9% vs 1H 2022 (€ - 973 mln*) • Continued deleveraging with Net Debt down €1.2 bn vs 1H2022 2Q/1H23 Results 418 362 267 -43 -2 -11 -47 -48 EBITA Non recurring costs Restructuring costs PPA EBIT Net financial expenses Income taxes Net Result 430 368 197 208 -13 -31 -18 -97 -74 11 EBITA Non recurring costs Restructuring costs PPA EBIT Net financial expenses Income taxes Net ordinary results Discontinued operations Net Result * Adjusted perimeter to exclude the contribution of Global Enterprise Solutions, sold in July 2022 407*

15 © 2022 Leonardo - Società per azioni 2023 Guidance Confirmed 2Q/1H23 Results ORDERS (€bn) 17.3 ca.17 REVENUES (€bn) 14.7 15-15.6 EBITA (€mln) 1,218 1,260-1,310 FOCF (€mln) 539 ca. 600 NET DEBT (€bn) 3.0 ca. 2.62 2022A 2023E1 • Continued solid commercial momentum, with book-to-bill>1x • Successfully navigating inflationary pressures • Continued improvement in FOCF and focus on deleveraging 2023 exchange rate assumptions: € / USD = 1.10 and € / GBP = 0.87 1) Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration 2) Assuming dividend payment od € 0.14 p.s. and new leases for ca 100 mln

16 © 2022 Leonardo - Società per azioni Agenda • Key messages Roberto Cingolani, Chief Executive Officer • Financial review Alessandra Genco, Chief Financial Officer • Q&A • Sector results • Appendix 2Q/1H23 Results

17 © 2022 Leonardo - Società per azioni Q&A

18 © 2022 Leonardo - Società per azioni Agenda • Key messages Roberto Cingolani, Chief Executive Officer • Financial review Alessandra Genco, Chief Financial Officer • Q&A • Sector results • Appendix 2Q/1H23 Results

19 © 2022 Leonardo - Società per azioni 22 16 3 37 31 28% 72% Civil Defence/ Govermental 6,208 4,641 4,494 4,370 6,060 2018 2019 2020 2021 2022 2018-2022 Results 3,810 4,025 3,972 4,157 4,547 2018 2019 2020 2021 2022 Orders (€ mln) Revenues (€ mln) EBITA (€ mln) and Profitability 2023 Outlook(*) • Strong level of order intake expected both in civil and governmental; confirming increasing revenues and deliveries • Good level of profitability supported by structured actions to offset inflationary pressure 359 431 383 406 415 9.4% 10.7% 9.6% 9.8% 9.1% 2018 2019 2020 2021 2022 Helicopters Strong order growth (*) Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration 2Q/1H23 Results 1H23 82 new units AW139 AW169 AW189 AW109/ AW119 Deliveries by programme 61% 39% OE CS&T Revenues by customer/segment € mln 2Q 2022 2Q 2023 % Change Orders 1,320 916 -30.6% Revenues 1,187 1,280 +7.8% EBITA 115 119 +3.5% RoS 9.7% 9,2% -0.5 p.p. 2Q/1H23 Results € mln 1H 2022 1H 2023 % Change Orders 2,183 2,805 +28.5% Revenues 2,110 2,160 +2.4% EBITA 151 157 +4.0% RoS 7.2% 7.3% +0.1 p.p. NH90 AW101

Electronics

Growing revenues and profitability

2018-2022 Results



Orders
4,409
2,879
4,444
2,923
4,710
3,054
5,392
2,595
5,628
3,156
2018 2019 2020 2021 2022
Electronics - EU (€ mln)
Leonardo DRS ($ mln)



Revenues
4,011
2,339
4,289
2,729
4,147
2,757
4,519
2,879
4,712
2,693
2018 2019 2020 2021 2022
Electronics EU (€ mln)
Leonardo DRS ($ mln)



EBITA and Profitability
9.8%
394
10.0%
427
8.7%
360
10.7%
485
11.7%
553
6.5%
151
7.6%
208
7.3%
202
9.0%
258
9.8%
265
2018 2019 2020 2021 2022
Electronics EU (€ mln)
Leonardo DRS ($ mln)

1H23 Revenue by segment



67%
33%
Electronics
Leonardo DRS

2023 Outlook(**)

- Growing volumes and profitability driven by improving execution of backlog and investments
- Market dynamics still reflecting inflationary pressure and supply chain

2Q/1H23 Results

ELECTRONICS - EU

€ mln	2Q 2022	2Q 2023	% Change
Orders	1,051	1,421	+35.2%
Revenues	1,154	1.152	-0.2%
EBITA	119	136	+14.3%
RoS	10.3%	11.8%	+1.5 p.p.

€ mln	1H 2022	1H 2023	% Change
Orders	2,540	3,045	+19.9%
Revenues	2,109	2,198	+4.2%
EBITA	210	225	+7.1%
RoS	10.0%	10.2%	+0.2 p.p.

LEONARDO DRS

$ mln(*)	2Q 2022 [1]	2Q 2023	% Change
Orders	547	698	+27.6%
Revenues	576	628	+9.0%
EBITA	46	58	+26.1%
RoS	8.0%	9.2%	+1.2 p.p.

$ mln(*)	1H 2022 [1]	1H 2023	% Change
Orders	1,267	1,447	+14.2%
Revenues	1,134	1,197	+5.6%
EBITA	102	91	-10.8%
RoS	9.0%	7.6%	-1.4 p.p.

1) Adjusted perimeter to exclude the contribution of Global Enterprise Solutions

* Avg. exchange rate €/$ @ 1.09 in 1H22; Avg. exchange rate €/$ @ 1.08 in 1H23

** Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration

© 2022 Leonardo - Società per azioni

20
2Q/1H23 Results

21 © 2022 Leonardo - Società per azioni Aircraft Solid profitability 2Q/1H23 Results 1,700 1,904 2,031 2,668 2,800 2018 2019 2020 2021 2022 2018-2022 Results 1,932 2,329 2,634 3,268 3,085 2018 2019 2020 2021 2022 Orders (€ mln) Revenues (€ mln) EBITA (€ mln) and Profitability * Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration 266 320 355 432 421 13.8% 13.7% 13.5% 13.2% 13.7% 2018 2019 2020 2021 2022 1H23 Revenues by platform 65% 35% OE CS&T € mln 2Q 2022 2Q 2023 % Change Orders 709 766 +8.0% Revenues 690 789 +14.3% EBITA 98 106 +8.1% RoS 14.2% 13.4% -0.8 p.p. € mln 1H 2022 1H 2023 % Change Orders 1,490 1,497 +0.5% Revenues 1,261 1,348 +6.9% EBITA 150 160 +6.7% RoS 11.9% 11.9% 0 p.p. 2Q/1H23 Results 2023 Outlook(*) • Growing export market for proprietary platforms • Confirming strong contribution from Fighter business lines (F-35 and Eurofighter)

22 © 2022 Leonardo - Società per azioni 925 948 581 365 420 2018 2019 2020 2021 2022 2018-2022 Results 1,020 1,125 819 442 475 2018 2019 2020 2021 2022 Orders (€ mln) Revenues (€ mln) EBITA (€ mln) and Profitability 2023 Outlook(*) • Increasing volume driven by increasing production rate for Airbus and Boeing 787 • Better profitability driven by higher asset utilisation • GIE-ATR expected increase deliveries * Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration Aerostructures and ATR Recovery on track 2Q/1H23 Results -35 -11 -86 -203 -183 97 53 -69 -24 -6 -3.4% -1.0% -10.5% -45.9% -38.5% 2018 2019 2020 2021 2022 Aerostructures ATR 1H23 Revenue by programme 34% 14% 22% 18% 12% B787 B767 Airbus ATR Military Aerostructures € mln 2Q 2022 2Q 2023 % Change Orders 64 99 +53.1% Revenues 111 176 +59.5% EBITA (42) (32) +23.8% RoS (37.8%) (18.2%) - 19.6 p.p. 2Q/1H23 Results ATR € mln 2Q 2022 2Q 2023 % Change EBITA 9 11 +22.2% € mln 1H 2022 1H 2023 % Change Orders 158 225 +42.4% Revenues 234 327 +39.7% EBITA (88) (72) +18.2% RoS (37.6%) (22.0%) +15.6 p.p. € mln 1H 2022 1H 2023 % Change EBITA (1) (5) n.a.

23 © 2022 Leonardo - Società per azioni 2018-2022 Results EBITA (€m) 2023 Outlook(*) • Growing volumes driven by solid and increasing backlog * Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration Space Solid performance of Satellite services 58 39 23 62 31 2018 2019 2020 2021 2022 2Q/1H23 Results € mln 2Q 2022 2Q 2023 % Change EBITA -4 1 n.a. 2Q/1H23 Results € mln 1H 2022 1H 2023 % Change EBITA 3 2 -33.3%

24 © 2022 Leonardo - Società per azioni Agenda • Key messages Roberto Cingolani, Chief Executive Officer • Financial review Alessandra Genco, Chief Financial Officer • Q&A • Sector results • Appendix 2Q/1H23 Results

25 © 2022 Leonardo - Società per azioni 2Q/1H 2022 Results Group Performance Free Operating Cash-Flow (FOCF): is the sum of the cash flows generated by (used in) operating activities (which includes interests and income taxes paid) and the cash flows generated by (used in) ordinary investment activity (property, plant and equipment and intangible assets) and dividends received € mln 2Q 2022 2Q 2023 % Change 1H2022 1H2023 % Change FY 2022 New Orders 3,521 3,823 +8.6% 7,310 8,691 +18.9% 17,266 Backlog 36,358 39,119 +7.6% 37,506 Revenues 3,570 3,860 +8.1% 6,576 6,894 +4.8% 14,713 EBITA 286 325 +13.6% 418 430 +2.9% 1,218 RoS 8.0% 8.4% +0.4 p.p. 6.4% 6.2% -0.2 p.p. 8.3% EBIT 239 275 +15.1% 362 368 +1.7% 961 EBIT Margin 6.7% 7.1% +0.4 p.p. 5.5% 5.3% -0.2 p.p. 6.5% Net result before extraordinary transactions 193 157 -18.7% 267 197 -26.2% 697 Net result 193 168 -12.9% 267 208 -22.1% 932 EPS (€ cents) 0.333 0.278 -16.5% 0.462 0.341 -26.2% 1.611 FOCF 118 171 +44.9% -962 -517 +46.3% 539 Group Net Debt 4,793 3,637 -24.1% 3,016 Headcount 50,441 52,306 3.7% 51,392 2Q/1H23 Results

26 © 2022 Leonardo - Società per azioni 2Q/1H23 Results Solid Group liquidity ensures adequate financial flexibility • Available credit lines • ESG Credit Line signed in October 2021 equal to € 2.4bn • Existing unconfirmed credit lines equal to € 1.0bn • Commercial Paper, signed in August 2022, equal to € 1.0bn • New «Sustainability-Linked» EIB loan equal to € 0.3bn together with the Revolving Credit Facility signed in November 2022 by Leonardo DRS, following the merger with RADA, available for € 0.1bn and cash in-hands ensure a Group’s liquidity of approx. € 5.9bn Cash & Equivalents €1.1bn ESG linked RCF 2021 €2.4bn Unconfirmed Credit Lines €1.0bn EIB 2022 €0.3bn Available liquidity ≈ €5.9bn Commercial Paper €1.0bn DRS RCF 2022 €0.1bn

27 © 2022 Leonardo - Società per azioni Balanced debt maturity profile 2Q/1H23 Results In € mil CREDIT RATING Moody’s S&P Fitch Baa3 / Stable Outlook BB+ / Positive Outlook BBB- / Stable Outlook As of today Ba1 / Positive Outlook BB+ / Stable Outlook BBB- / Negative Outlook Before last review May 2023 May 2022 January 2022 Date of review Debt maturity Average life: ≈ 2.8 years Bond Euro EIB TL DRS RADA Bond Dollar Term Loan CDP

28 © 2022 Leonardo - Società per azioni Covenants FY2022 2Q/1H23 Results * EBITDA net of depreciation of rights of use FY2022A Post IFRS 16 EBITDA* € 1,671 mln Net Interest € 104 mln EBITDA / Net Interest 16.1 THRESHOLD > 3.25 FY2022A Post IFRS 16 Group Net Debt € 3,016 mln Leasing (IFRS 16) - € 570 mln Financial Debt to MBDA - € 713 mln Group Net Debt for Covenant € 1,733 mln EBITDA* € 1,671 mln Group Net Debt / EBITDA 1.0 THRESHOLD < 3.75

29 © 2022 Leonardo - Società per azioni • Convergence of interests between management and shareholders • Aligning the remuneration package with international market best practices • Including Sustainability/ESG objectives, consistently with business strategy • Complying with transparency and merit system principles of the Group strategy • Attracting / retaining key performer resources • Reducing excessively risk-oriented behavior 44% 27%29% Fixed Remuneration Short-Term Variable Remuneration Long-Term Variable Remuneration 98% 98% Remuneration Policy aligned with shareholders interests, business strategy and ESG criteria CEO REMUNERATION COMPONENTS VOTING IN FAVOR OF REMUNERATION REPORT I and II sections 2022 Long-term Incentive Plan 2021-2023

30 © 2022 Leonardo - Società per azioni Economic and Financials P e rf o rm a n c e G a te Strategic Sustainability Group EBITA KPIs Group Free Operating Cash Flow (FOCF) Launch of 3 lines of research for Leonardo Labs Book to Bill Inclusion in Dow Jones Sustainability Indices Reduction in average accident frequency rate 30% Weight 30% 15% 15% 5% 5% On / off Functioning mechanism Range Payout: 100%-150% On / off On / off On / off On / off 1,260 € mil. – 1,310 € mil. Target / Guidance ca. 600 € mil. Strategic Plan ≥ 1 Inclusion of Leonardo If ≤ 3,3 If one or both of the following thresholds are not achieved: • Group EBITA: 85% of Budget • Group FOCF: 100% of Budget the bonus related to both KPIs is set to zero. Type of objective CEO short term variable remuneration (MBO)

31 © 2022 Leonardo - Società per azioni Relative Total Shareholder Return 35% WeightKPIs 2025 ( Delta vs 2023) Reference financial period 1-4 5- 6 7 8-13 Performance range (Target / Guidance) 100% 50% 25% 0% Payout range Group Net Debt 25% 2025 Target (< 1.6 € bil.) 100% Minimum 50% Return on Invested Capital 20% 2025 Target (>13%) 100% Minimum 50% Climate Change (Reduction in emissions scope 1 and 2) 10% 2025 32.0 100% Minimum 50% Gender diversity (% of women of total new hires with a STEM degree) 10% 2023-2025 26% 100% Minimum 50% Beneficiaries: Chief Executive Officer and key managers (executive in the Company, Subsidiaries, associates (former employees) in top management and/or other management positions in the Company or Subsidiaries) up to a maximum of 250 resources. Long Term Incentive Plan (LTIP)

32 © 2022 Leonardo - Società per azioni Connecting ESG progress and remuneration Confirming alignment between Industrial plan and management performance 10% of short-term variable remuneration linked to ESG objectives 20% of long-term variable remuneration linked to ESG objectives CEO & General Manager • 5% Inclusion of Leonardo in DJSI • 5%Average accident frequency rate* • Managers •1,050+ managers, including Managers with Strategic Responsibilities and Senior Managers. •CEO & General Manager • 10% Scope 1 & 2 GHG Emissions** • 10%  Gender diversity, percentage of female new hires w/ STEM*** • Managers • 215+ managers of the Group, including Managers with Strategic Responsibilities and Senior Managers * Calculated according to the GRI method as number of accidents per 1,000,000 hours worked. The target is 3.3 at 2023 ** Calculated according to the location-based method as a ratio of emissions of Scopes 1 and 2 location-based (tCO2e) to revenues (€mil.) per year (Intensity of CO2 emissions on revenues). The target is 32 at 2025. *** Calculated as the ratio of female new hires with a STEM degrees out of total new hires with a STEM degrees – The average target is 26% over the three-year period 2023-2025

33 © 2022 Leonardo - Società per azioni SAFE HARBOR STATEMENT NOTE: Some of the statements included in this document are not historical facts but rather statements of future expectations, also related to future economic and financial performance, to be considered forward-looking statements. These forward-looking statements are based on Company’s views and assumptions as of the date of the statements and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. Given these uncertainties, you should not rely on forward-looking statements. The following factors could affect our forward-looking statements: the ability to obtain or the timing of obtaining future government awards; the availability of government funding and customer requirements both domestically and internationally; changes in government or customer priorities due to programme reviews or revisions to strategic objectives (including changes in priorities to respond to terrorist threats or to improve homeland security); difficulties in developing and producing operationally advanced technology systems; the competitive environment; economic business and political conditions domestically and internationally; programme performance and the timing of contract payments; the timing and customer acceptance of product deliveries and launches; our ability to achieve or realise savings for our customers or ourselves through our global cost-cutting programme and other financial management programmes; and the outcome of contingencies (including completion of any acquisitions and divestitures, litigation and environmental remediation efforts). These are only some of the numerous factors that may affect the forward-looking statements contained in this document. The Company undertakes no obligation to revise or update forward-looking statements as a result of new information since these statements may no longer be accurate or timely.

34 © 2022 Leonardo - Società per azioni CONTACTS leonardo.com Valeria Ricciotti Head of Investor Relations and Credit Rating Agencies +39 06 32473.697 valeria.ricciotti@leonardo.com Leonardo Investor Relations and Credit Rating Agencies +39 06 32473.512 ir@leonardo.com